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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------


Date of report (Date of earliest event reported): JANUARY 31, 2001


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                     1-12387                    76-0515284
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)




500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                        60045
  (Address of Principal Executive Offices)                        (Zip Code)





Registrant's telephone number, including area code: (847) 482-5000

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ITEM 5. OTHER EVENTS.

     On January 31, 2001, Tenneco Automotive Inc. announced that it plans to eliminate up to an additional 405 salaried positions worldwide in response to increasingly difficult industry conditions. The company expects to fully implement these job cuts by the end of the first quarter of 2002. A copy of the press release announcing this job reduction initiative is filed as an exhibit to this Form 8-K report, and is incorporated herein by reference.

     On February 6, 2001, the company announced its results of operations for the fourth quarter and full year 2000. A copy of the press release announcing the company's fourth quarter and full year results is filed as an exhibit to this Form 8-K report, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    Exhibit
     Number        Description


      99.1 Press Release, dated January 31, 2001, announcing plans to further reduce Tenneco Automotive's salaried workforce.

      99.2 Press Release, dated February 6, 2001, announcing Tenneco Automotive's fourth quarter and full year 2000 results of operations.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TENNECO AUTOMOTIVE INC.


Date: February 8, 2001                   By: /s/ Mark A. McCollum
                                             ----------------------------
                                             Mark A. McCollum
                                             Senior Vice President and
                                             Chief Financial Officer





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EXHIBIT INDEX


    Exhibit
     Number        Description


      99.1 Press Release, dated January 31, 2001, announcing plans to further reduce Tenneco Automotive's salaried workforce.

      99.2 Press Release, dated February 6, 2001, announcing Tenneco Automotive's fourth quarter and full year 2000 results of operations.








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